Fixed Assets, Net (Tables)	12 Months Ended
Dec. 31, 2012
FIXED ASSETS, NET: [Abstract]
Schedule of Fixed Assets, Net

	As of December 31, (in thousands)
	2011	2012
Office building	$36,173	$36,261
Computer equipment (including servers)	45,360	52,349
Leasehold improvements	12,877	15,121
Office furniture	1,406	1,610
Vehicles	1,085	1,286

Total	96,901	106,627
Less: accumulated depreciation	(28,507)	(41,799)

Net book value	$68,394	$64,828